                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 14, 2006
                                                         -----------------

                         FIRST FEDERAL BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      0-30753                37-1397683
         --------                    ------------             ----------
(State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)      File Number)            Identification No.)

                109 East Depot Street, Colchester, Illinois 62326
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               (Address of principal executive offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On November 14, 2006, First Federal Bancshares, Inc. announced its financial results for the quarter ended September 30, 2006. The press release announcing financial results for the quarter ended September 30, 2006 is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         Exhibit 99.1      Press Release Dated November 14, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST FEDERAL BANCSHARES, INC.




Date: November 14, 2006                By: /s/ Cathy D. Pendell
                                           ------------------------
                                           Cathy D. Pendell
                                           Treasurer